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                                                                    Exhibit 23.1

                            [PRICEWATERHOUSECOOPERS LOGO]




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Interstate Hotels Corporation of our report dated June 20, 2000 relating to the financial statements of the Interstate Hotels Corporation Employee Stock Purchase Plan, which appears in this Annual Report on Form 11-K.

                                               /s/ PRICEWATERHOUSECOOPERS LLP


June 28, 2000